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                                                                  EXHIBIT 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Connecticut Performing Arts, Inc. and Connecticut Performing Arts Partners dated March 21, 1997 (and to all references to our Firm) included in or made a part of this registration statement on Form S-1.

                                          /s/ Arthur Andersen LLP

Hartford, Connecticut
March 26, 1998

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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports on the consolidated financial statements of PACE Entertainment Corporation and subsidiaries dated December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 22, 1997) and Pavilion Partners dated December 15, 1997 (except with respect to the matters discussed in Note 11, as to which the date is December 22, 1997), and to all references to our Firm included in or made a part of this Post-Effective Amendment No. 1 to Form S-1 Registration Statement (No. 333-43287) of SFX Entertainment, Inc.

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 1998

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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Deer Creek Partners, L.P. (formerly Sand Creek Partners, L.P.) and MURAT CENTRE, L.P. dated September 29, 1997 (and to all references to our firm) included in or made a part of the Post-Effective Amendment No. 1 to the registration statement on Form S-1 of SFX Entertainment, Inc..

                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
March 26, 1998.

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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 27, 1998, on the financial statements of Riverport Performing Arts Centre, Joint Venture, as of and for the years ended December 31, 1997 and 1996, (and all references to our firm) included in this registration statement.

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

St. Louis, Missouri
March 27, 1998